UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

GENIUS BRANDS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

GENIUS BRANDS INTERNATIONAL, INC.

301 N. Canon Drive, Suite 305

Beverly Hills, California 90210

(310) 273-4222

December 17, 2015

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Genius Brands International, Inc. to be held at 10:00 a.m., Eastern Time, on Wednesday, February 3, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, NY 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about Genius Brands International, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the special meeting, we will ask stockholders to approve a proposed amendment to our 2015 Incentive Plan, or the amendment proposal, and to adjourn the meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the amendment proposal. The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the special meeting.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Genius Brands International, Inc. We look forward to seeing you at the special meeting.

Sincerely, /s/ Andrew Heyward Andrew Heyward, Chief Executive Officer and Chairman of the Board of Directors

GENIUS BRANDS INTERNATIONAL, INC.

301 N. Canon Drive, Suite 305

Beverly Hills, California 90210

(310) 273-4222

December 17, 2015

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m., Eastern Time

DATE: February 3, 2016.

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, NY 10017

PURPOSES:

1.	To approve a proposed amendment to the Genius Brands International, Inc. 2015 Incentive Plan to, among other things, increase the number of shares available for the grant of awards to 4,330,000 shares; and

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

3.	To transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Genius Brands International, Inc. voting capital at the close of business on December 10, 2015. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Andrew Heyward Andrew Heyward, Chief Executive Officer and Chairman of the Board of Directors

APPENDIX A — GENIUS BRANDS INTERNATIONAL, INC. 2015 INCENTIVE PLAN, AS AMENDED

APPENDIX B — PROXY CARD

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GENIUS BRANDS INTERNATIONAL, INC.

301 N. Canon Drive, Suite 305

Beverly Hills, California 90210

(310) 273-4222

PROXY STATEMENT FOR THE GENIUS BRANDS INTERNATIONAL, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 3, 2016

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Genius Brands International, Inc., including any adjournments or postponements of the special meeting. We are holding the special meeting at 10:00 a.m., Eastern Time, on Wednesday, February 3, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, NY 10017.

In this proxy statement, we refer to Genius Brands International, Inc. as “Genius Brands International, Inc.,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the special meeting.

On or about December 18, 2015, we began sending this proxy statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the special meeting.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 3, 2016

This proxy statement is available for viewing, printing and downloading at http://geniusbrandsinternationalinc.investorroom.com

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2014 on the website of the Securities and Exchange Commission, or the SEC, at http://www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at http://www.gnusbrands.com/investor-relations. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Genius Brands International, Inc. 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Genius Brands International, Inc. is soliciting your proxy to vote at the special meeting of stockholders to be held at 10:00 a.m., Eastern Time, on Wednesday, February 3, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, NY 10017 and any adjournments or postponements of the meeting, which we refer to as the special meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders, or the Notice, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice and the proxy card because you owned shares of Genius Brands International, Inc. common stock and/or shares of our 0% Series A Convertible Preferred Stock, or the Series A Preferred Stock, on December 10, 2015, the record date. The Company intends to commence the mailing of the proxy materials to stockholders on or about December 18, 2015.

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the special meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our voting capital at the close of business on December 10, 2015, the record date, are entitled to vote at the special meeting. Only stockholders who owned of our shares of common stock and/or our Series A Preferred Stock, as of the close of business on the record date are entitled to vote at the special meeting.

 As of the record date, we had 10,859,450 shares of common stock outstanding and entitled to vote, held by approximately 221 registered holders of record. Additionally, as of the record date, we had 5,690 shares of Series A Preferred Stock, convertible into an aggregate of 5,690,000 shares of common stock, held by approximately 221 registered holders of record. Holders of our outstanding shares of Series A Preferred Stock are entitled to vote on an “as converted” basis with the holders of common stock, equal to the number of shares of common stock into which such shares of Series A Preferred Stock are convertible, but not in excess of any applicable beneficial ownership limitations governing such shares, as further described below.

 As of the record date, the outstanding voting capital was 12,217,740, which includes 10,859,450 shares of common stock and 5,690 shares of Series A Preferred Stock convertible into 5,690,000 shares of common stock. The foregoing breakdown is reflection of limitations on voting of our Series A Preferred Stock due to conversion, voting or beneficial ownership limitations even though such shares are otherwise issued and outstanding.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

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How Many Votes Do I Have?

Each share of Common Stock is entitled to one vote. Each share of Series A Preferred Stock is currently convertible into 1,000 shares of Common Stock and is entitled to such number of votes as such shares of Series A Preferred Stock are convertible into, subject to applicable beneficial ownership limitations.

How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on February 2, 2016.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the amendment to the 2015 Incentive Plan; and

•	“FOR” the proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve to the proposal mentioned above.

If any other matter is presented at the special meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:

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•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet as instructed above;
•	by notifying our Corporate Secretary in writing before the special meeting that you have revoked your proxy; or
•	by attending the special meeting in person and voting in person. Attending the special meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the special meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Votes of stockholders of record who are present at the special meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on the approval of the amendment to the 2015 Incentive Plan (Proposal 1 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approve Amendment to Increase the Shares Available under the 2015 Incentive Plan

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote, is required for approval of the amendment to our 2015 Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the vote of this proposal.

Proposal 2: Approve the Adjournment of the Special Meeting

The special meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy. The stockholders present may adjourn the meeting despite the absence of a quorum. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the vote of this proposal.

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Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, VStock Transfer, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the special meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the special meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Attending the Special Meeting

The special meeting will be held at 10:00 a.m., Eastern Time, on Wednesday, February 3, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, NY 10017. When you arrive at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., signs will direct you to the appropriate meeting rooms. You need not attend the special meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please write to us at Genius Brands International, Inc. 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, Attention: Corporate Secretary.

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If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Genius Brands International, Inc. proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Genius Brands International, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your Genius Brands International, Inc. shares are registered in your own name, please write to us at Genius Brands International, Inc. 301 N. Canon Drive, Suite 305, Beverly Hills, CA 90210, Attention: Corporate Secretary.

•	If a broker or other nominee holds your Genius Brands International, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE 2015 INCENTIVE PLAN PROPOSAL

Members of the Board of Directors and executive officers of the Company have received and are eligible to receive grants under the 2015 Incentive Plan. Accordingly, members of the Board of Directors and the executive officers of the Company have a substantial interest in Proposal 1.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 9, 2015 for (a) the executive officers named in the Summary Compensation Table included our Annual Report on Form 10-K for the year ended December 31, 2014, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 10,859,450 shares of common stock outstanding on December 9, 2015. Except as otherwise indicated, addresses are c/o Genius Brands International, Inc., 301 N. Canon Drive, Suite 305, Beverly Hills, California 90210.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class(1)
Directors and Executive Officers
Andrew Heyward	3,998,219	(2)	35.15%
Amy Moynihan Heyward	3,998,219	(2)	35.15%
Gregory Payne	60,257	(3)	*
Michael D. Handelman	–		*
Bernard Cahill	68,934	(4)	*
Joseph “Gray” Davis	15,000		*
P. Clark Hallren	15,000		*
Lynne Segall	15,000		*
Anthony Thomopoulos	15,345		*
Margaret Loesch	15,000		*
Rebecca D. Hershinger	–		*
Klaus Moeller	–		*
Richard Staves	–		*
Jeanene Morgan	–		*
All current executive officers and directors as a group (consisting of 10 persons)(5)	4,202,755		36.47%
5% Stockholders
Wolverine Flagship Fund Trading Limited (6)	1,186,419	(7)	9.99%
Iroquois Master Fund Ltd. (8)	667,102	(9)	5.94%

* Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 10,859,450 shares of common stock outstanding as of December 9, 2015, together with securities exercisable or convertible into shares of common stock within 60 days of December 9, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of December 9, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	Consists of (i) 2,972,183 shares of common stock held by A Squared Holdings LLC over which Andrew Heyward and Amy Moynihan Heyward hold voting and dispositive power, (ii) 100,000 shares of common stock issuable upon conversion of 100 shares of the Company’s Series A Convertible Preferred Stock, (iii) 510,336 shares of common stock held by Andrew Heyward. (iv) 3,200 shares held by Hayward Living Trust, and (v) 500,000 shares issuable upon exercise of warrants held by Andrew Heyward. Andrew Heyward and Amy Moynihan Heyward are spouses who own such shares jointly, and thus both maintain joint voting and dispositive power over such shares.

(3)	Includes 250 shares held by Mr. Payne’s spouse.

(4)	Consists of (i) 41,434 shares of common stock owned directly by Bernard Cahill and (ii) 12,500 shares of common stock owned by Mr. Cahill’s spouse.

(5)	See footnotes (2) through (4).

(6)	The address of this beneficial owner is 175 West Jackson Blvd., Suite 340, Chicago, Illinois 60604.

(7)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2015 and the company’s record. Consists of (i) 169,800 shares of common stock and (ii) 983,290 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock. The stockholder owns 2,250 shares of the Company’s Series A Convertible Preferred Stock which are convertible into 2,250,000 shares of common stock. The Series A Convertible Preferred Stock may not be converted to the extent that the holder or any of its affiliates would own more than 9.99% of the outstanding common stock of the Company after such conversion, and the Series A Convertible Preferred Stock may not be voted to the extent that the holder or any of its affiliates would control more than 9.99% of the voting power of the Issuer. The number of shares deemed beneficially is limited accordingly.

(8)	The address of this beneficial owner is 641 Lexington Avenue, 26th Floor, New York, New York 10022.

(9)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2015 and the company’s record. Consists of (i) 92,102 shares of common stock and (ii) 750,000 shares of common stock issuable upon conversion of 750 shares of the Company’s Series A Convertible Preferred Stock.

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EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth the long-term compensation earned for services in all capacities for the fiscal years ended December 31, 2014 and 2013 paid to our Chief Executive Officer and Chief Financial Officer, and each other officer earning in excess of $100,000 per year. We expect that the level of compensation of our named executive officer for the fiscal year ending December 31, 2015 be substantially similar to the compensation paid in the fiscal year ended December 31, 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Andrew Heyward (2)	2014	200,000	500	–	–	–	200,500
Chief Executive Officer	2013	23,077	–	–	–	–	23,077

Amy Moynihan Heyward (3)	2014	180,000	500	–	–	–	180,500
President	2013	20,769	–	–	–	–	20,769

Gregory Payne (4)	2014	175,000	500	–	–	–	175,500
Corporate Secretary	2013	21,875	500	–	–	–	22,375

Rebecca D. Hershinger (5)	2014	–	500	–	–	80,875	81,375
Former Chief Financial Officer	2013	–		–	–	–	–

Klaus Moeller (6)	2014	–	–	–	–	9,120	9,120
Former Chief Executive Officer	2013	173,950	–	34,000	67,473	8,550	283,973

Richard Staves (7)	2014	–	–	–	–	35,935	35,935
Former Interim Chief Financial Officer	2013	–	–	–	–	–	–

Jeanene Morgan (8)	2014	31,644	–	–	–	2,000	33,644
Former Chief Financial Officer	2013	187,500	500	34,000	32,145	–	254,415

(1)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with FASB ASC Topic 718.

(2)	In association with the Merger (see “Business”), Mr. Heyward was appointed Chief Executive Officer of the Company on November 15, 2013. Per his November 15, 2013 Employment Agreement, Mr. Heyward is entitled to an annual salary of $200,000.

(3)	In association with the Merger, Ms. Heyward was appointed President of the Company on November 15, 2013. Per her November 15, 2013 Employment Agreement, Ms. Heyward is entitled to an annual salary of $180,000.

(4)	In association with the Merger, Mr. Payne was appointed Corporate Secretary of the Company for which he is entitled to an annual salary of $175,000.

(5)	Ms. Hershinger was appointed Chief Financial Officer of the Company on October 24, 2014 for which she earned $20,000 pursuant to her engagement letter. Prior to her appointment, she provided hourly contract services to the Company for which she earned $60,875. Ms. Hershinger resigned as Chief Financial Officer on Jun 26, 2015.

(6)	In association with the Merger, Mr. Moeller resigned from his position as Chief Executive Officer effective November 15, 2013. Klaus Moeller’s compensation includes:

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	•	Salaried compensation pursuant to his April 26, 2011 Employment Agreement; the April 26, 2011 Employment Agreement as amended on January 10, 2013; his October 29, 2013 Employment Agreement, and his Termination Agreement.
	•	10,000 shares of the Company’s common stock, granted in association with the Merger, for services to the Company.
	•	Stock options including:
		o	Pursuant to his April 26, 2011 Employment Agreement, the Company granted up to 10,000 shares of common stock and vesting as to 2,500 shares on the date of the agreement, 2,500 shares on the first anniversary date, 2,500 shares on the second anniversary date and 2,500 on the third anniversary date. The option was granted at an exercise price of $44.00.
		o	On December 31, 2012, the Board of Directors authorized the grant of a stock option to purchase up to 1,000 shares, fully vesting on the grant date, at an exercise price of $20.00.
		o	On May 15, 2013, the Board of Directors authorized the grant of a stock option to purchase up to 7,500 shares of common stock, fully vesting on the grant date, at an exercise price of $20.00 per share.
	•	Annual car allowance of $11,400

(7)	Mr. Staves was the Interim Chief Financial Officer of the Company from March 7, 2014 through October 24, 2014. He provided hourly contract services to the Company for which he earned $35,531. Prior to his appointment, he provided hourly contracted service for which he earned $405.

(8)	Jeanene Morgan’s compensation includes:
	•	Salaried compensation pursuant to her May 2, 2012 and her October 29, 2013 Employment Agreement.
	•	10,000 shares of the Company’s common stock, granted in association with the Merger, for services to the Company.
	•	Stock options including:
		o	Pursuant to her original offer of employment, the Company granted up to 4,500 shares of common stock and vesting 1,500 shares on the date of the agreement, 1,000 shares on the first anniversary date, 1,000 shares on the second anniversary date and 1,000 on the third anniversary date. The option was granted at an exercise price of $34.00.
		o	On May 2, 2012, the Board of Directors authorized the grant of a stock option to purchase up to 2,000 shares, vesting on December 31, 2014, at an exercise price of $44.00.
		o	On December 31, 2012, the Board of Directors authorized the grant of a stock option to purchase up to 1,000 shares, fully vesting on the grant date, at an exercise price of $20.00.
		o	On May 15, 2013, the Board of Directors authorized the grant of a stock option to purchase up to 7,500 shares of common stock, fully vesting on the grant date, at an exercise price of $20.00 per share.
		o	Pursuant to the October 29, 2013 Employment Agreement, all options granted to Ms. Morgan were vested immediately.
	•	Effective March 7, 2014, Ms. Morgan resigned from the Company. After her resignation, she earned an additional $2,000 for transition services. Upon her resignation, she also received cash payments of $32,090 for vacation time accrued during the period of her employment.

Outstanding Equity Awards at Fiscal Year

There were no outstanding equity awards as of December 31, 2014.

Employment Agreements

On November 15, 2013, the Company entered into an employment agreement with Andrew Heyward (the “Andrew Heyward Employment Agreement”), whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $200,000.  Additionally, under the terms of the Andrew Heyward Employment Agreement, Mr. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors. Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure, a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the Andrew Heyward Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

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On November 15, 2013, the Company entered into an employment agreement with Amy Moynihan Heyward (the “Amy Heyward Employment Agreement”), whereby Ms. Heyward agreed to serve as the Company’s President for a period of five years, subject to renewal, in consideration for an annual salary of $180,000. Additionally, under the terms of the Amy Heyward Employment Agreement, Ms. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors. Ms. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with her employment and the Company may take out and maintain during the term of her tenure, a life insurance policy in the amount of $1,000,000. During the term of her employment and under the terms of the Amy Heyward Employment Agreement, Ms. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies.

Director Compensation

The following table sets forth with respect to the named directors, compensation information inclusive of equity awards and payments made for the fiscal years ended December 31, 2014 and 2013 in the director's capacity as director. We intend to implement a 2015 Incentive Plan for option grants to directors and provide certain directorship fees in the future.

Name		Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Andrew Heyward	2014	$15,000	$–	$–	$–	$15,000
	2013	$–	$–	$–	$–	$–

Amy Moynihan Heyward	2014	$15,000	$–	$–	$–	$15,000
	2013	$–	$–	$–	$–	$–

Bernard Cahill	2014	$15,000	$–	$–	$–	$15,000
	2013	$–	$–	$–	$–	$–

Joseph “Gray” Davis	2014	$15,000	$–	$–	$–	$15,000
	2013	$–	$–	$–	$–	$–

P. Clark Hallren (2)	2014	$10,000	$–	$–	$40,000	$50,000
	2013	$–	$–	$–	$–	$–

Lynn Segall	2014	$15,000	$–	$–	$–	$15,000
	2013	$–	$–	$–	$–	$–

Anthony Thomopoulos (3)	2014	$10,000	$–	$–	$–	$10,000
	2013	$–	$–	$–	$–	$–

Jeffrey Weiss (4)	2014	$10,000	$–	$–	$–	$10,000
	2013	$–	$–	$–	$–	$–

Klaus Moeller (5)	2014	$–	$–	$–	$–	$–
	2013	$–	$–	$–	$–	$–

William McDonough (6)	2014	$–	$–	$–	$–	$–
	2013	$–	$–	$–	$–	$–

(1)	For the board meetings held in the second and third quarter of 2014, Board Members earned $5,000 per meeting attended either physically or telephonically. Beginning with the Board Meeting in the fourth quarter 2014, the structure was revised such that Directors earn $5,000 per meeting attended physically, $2,500 per meeting attended telephonically, and nothing for non-attendance.

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(2)	On May 15, 2014, Mr. Hallren was appointed to the Board of Directors of the Company. Mr. Hallren earned $10,000 in compensation for his services as a member of the Board of Directors and received $35,000 for consulting services provided to the Company.
(3)	On February 27, 2014, Mr. Thomopoulos was appointed to the Board of Directors of the Company.
(4)	On March 16, 2015, Mr. Weiss resigned from the Board of Directors of the Company.
(5)	On May 15, 2014, Mr. Moeller resigned from the Board of Directors of the Company.
(6)	On February 27, 2014, Mr. McDonough resigned from the Board of Directors of the Company.

Equity Compensation Plan Information

The following table reflects, as of December 31, 2014, compensation plans pursuant to which we are authorized to issue options, warrants or other rights to purchase shares of our common stock, including the number of shares issuable under outstanding options, warrants and rights issued under the plans and the number of shares remaining available for issuance under the plans:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	350	$15.09	499,650
Equity compensation plans not approved by shareholders	–	–	–
Total	350	$15.09	499,650

(1)	On September 2, 2011, the majority shareholders of the Company adopted an amendment to the Company’s 2008 Stock Option Plan to increase the number of shares of common stock issuable under the plan from 160,000 to 500,000.

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pROPOSAL no. 1: APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2015 INCENTIVE PLAN
(Notice Item 1)

General

On December 14, 2015, our Board of Directors approved an amendment to our 2015 Incentive Plan (the “2015 Plan”), effective upon approval by our stockholders at the special meeting, to (i) increase the number of shares authorized for issuance of awards under the 2015 Plan from 450,000 to an aggregate of 4,330,000 shares of common stock; provided that no more than 450,000 shares shall be issued as incentive stock options unless our stockholders approve the amendment to the 2015 Plan prior to December 1, 2016 (ii) increase the number of annual award limit from per participant 112,500 to 2,000,000 and increase the annual cash paid to any participant pursuant to any award from $252,000 to $1,000,000 and (iii) clarify and add language describing certain concepts in the 2015 Plan, including: (a) the definitions of the “Exchange Act,” “Fair Market Value” and the “Securities Act,” (b) the description of “Stock Options,” (c) the description of “Change in Control and Corporate Transactions” and (d) the description of “Government and Other Regulations.” For the avoidance of doubt, the amendments to the 2015 Plan with respect to clarifying and ministerial changes do not substantially affect the rights and privileges of those receiving issuances under the 2015 Plan and are solely for the purpose of allowing effective administration of the 2015 Plan. Our 2015 Plan was approved by our Board of Directors and stockholders in 2015.

As of December 14, 2015, a total of 450,000 shares of our common stock are reserved for issuance under the 2015 Plan. As of December 14, 2015, options to purchase 390,082 shares of common stock are outstanding under the 2015 Plan, 59,918 shares have been issued upon the exercise of options granted under the 2015 Plan and no options remain available for issuance. By its terms, the 2015 Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval.

This amendment is being submitted to you for approval at the special meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our 2015 Plan by complying with Section 162(m) of the Code.

Generally shares of common stock reserved for awards under the 2015 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. Our 2015 Plan provides that no participant may receive awards for more than 2,000,000 shares of common stock in any fiscal year and no participant may be paid in cash pursuant to any award during any calendar year in excess of $1,000,000.

Our Board of Directors, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2015 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2015 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the amendment to increase the aggregate number of shares available for issuance under the 2015 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2015 Plan.

The following is a brief summary of the 2015 Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2015 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Eligibility for Awards and Administration of the 2015 Plan

Employees (including officers) and directors of the Company, and independent contractors providing services to the Company or to subsidiaries of the Company (“Eligible Persons”), are eligible to receive awards (“Awards”) under the 2015 Plan. Awards may consist of options, stock appreciation rights, restricted stock, restricted stock units, cash awards or other stock-based awards, any of which Awards may be subject to the achievement of certain performance objectives.

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The grant of Awards to any eligible party is at the discretion of the Compensation Committee of the Board of Directors (the “Committee”). The 2015 Plan provides that the Committee shall administer the 2015 Plan. The Committee has authority to, among other things:

•	Grant Awards to Eligible Persons under the 2015 Plan;
•	Determine the terms and conditions (which need not be identical) of all Awards granted;
•	Interpret the provisions of the 2015 Plan and any agreements pursuant to which Awards are granted under the 2015 Plan;
•	Supervise administration of the 2015 Plan;
•	Provide for additional, replacement or alternative Awards upon the occurrence of certain events, including the exercise of the original Award;
•	Determine to whom Awards are granted, and the timing, pricing and amount of any Award, subject only to the express provisions in the 2015 Plan;
•	Establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2015 Plan; and
•	Take such other action as it deems necessary or advisable in relation to the 2015 Plan.

Description of Material Terms of the Awards

Stock Options and Incentive Stock Options

The Committee may grant non-qualified stock options (“Nonqualified Stock Options”) and incentive stock options (“Incentive Stock Options” and, collectively with Nonqualified Stock Options, “Options”) under the 2015 Plan. Employees and Directors of the Company, and independent contractors providing services to the Company, or to any subsidiary of the Company as the Company shall select, are eligible to receive Options. Only employees of the Company, or any subsidiary of the Company as the Company shall select, are eligible to receive Incentive Stock Options.

Incentive Stock Options may not be priced at less than 100% of the fair market value of the Company’s Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, in the case of Nonqualified Stock Options, the exercise price may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on December 14, 2015, was $0.90, based on the last sale price of our Common Stock as reported by the OTCQB on that date. The 2015 Plan provides that Options may be issued with exercise periods of up to ten years (except that no Incentive Stock Option granted to 10% owners of the Company’s Common Stock shall be exercisable after the expiration of five years after the effective date of grant of such Option).

Payment of the exercise price of Options under the 2015 Plan may be made in the form of: (i) cash; (ii) check; (iii) whole shares of Common Stock (whether by delivery or attestation); (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option; (v) the proceeds of a sale or loan required to pay the purchase price or (vi) any combination of the foregoing methods of payment.

Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment other than for death or disability, shall expire and be forfeited at midnight ninety (90) days from the date of such termination. If termination of employment was on account of death or disability, the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

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Stock Appreciation Rights (“SARs”)

Eligible Persons are also eligible to receive Stock Appreciation Rights (“SARs”) under the 2015 Plan. A SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to the related option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

Subject to the limitations of the 2015 Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the agreement pursuant to which the SAR is granted. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

Restricted Stock Awards

Eligible Persons may also be eligible to receive restricted shares of the Company’s Common Stock (“Restricted Stock”). The Committee shall determine when each award of Restricted Stock shall be granted and when, or according to what schedule, it will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock. The Committee shall determine the price, if any, to be paid for such Restricted Stock, provided that the issuance of Restricted Stock shall be made for at least the minimum necessary consideration to permit such Restricted Stock to be deemed fully paid and non-assessable.

Any dividends declared and paid by the Company with respect to Restricted Stock shall be paid to the holder only if and when the Restricted Stock vests and becomes free of restrictions on transferability and forfeitability that apply to such shares.

The holder of Restricted Stock will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of shares of the Company’s Common Stock, except that the holder of Restricted Stock shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the related restriction period has expired and unless all other vesting requirements with respect thereto have been fulfilled or waived by the Company, until which time the Company or its designee may retain custody of the stock certificate or certificates, and the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of such Restricted Stock.

Restricted Stock Unit Awards

Eligible Persons are also eligible to receive restricted stock units (“Restricted Stock Units”), which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the fair market value of the shares of Common Stock. The Committee shall determine when each award of Restricted Stock Unit shall be granted and when, or according to what schedule, it will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock Unit. The terms of each Restricted Stock Unit Award need not be identical, and the Committee need not treat holders uniformly.

The Committee may, in its discretion, establish rules for the application for a Restricted Stock Unit Award, including whether shares of Common Stock that are part of a Restricted Stock Unit may be sold, assigned, transferred, pledged, exchanged, encumbered or disposed of prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award. The Committee shall determine the price, if any, to be paid for such Restricted Stock, provided that the issuance of any shares of Common Stock in connection with a Restricted Stock Unit shall be made for at least the minimum necessary consideration to permit such Restricted Stock to be deemed fully paid and non-assessable.

The Awards of Restricted Stock Units may provide holders with the right to receive dividends or other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the restriction period (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the agreement pursuant to which they are issued.

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Cash Awards and Other Stock-Based Awards

Eligible Persons may also be eligible to receive cash awards (“Cash Awards”) or other stock-based awards (“Other Stock-Based Awards”) under the 2015 Plan. Each Cash Award shall be subject to the terms, conditions, restrictions and contingencies as the Committee shall determine. Other Stock-Based Awards shall be valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. Such Other Stock-Based Awards may be granted as a form of payment in the settlement of other Awards granted under the 2015 Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine.

Performance Awards

The Committee has the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a performance award (“Performance Award”), which may be granted or which may vest, as determined by the Committee, subject to the achievement of Performance Objectives (as defined in the 2015 Plan) established by the Committee and based on one or more performance measures, as set forth in the 2015 Plan. The Committee has the authority to determine whether the Performance Objectives are satisfied.

If the Committee intends the Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Award will be structured in accordance with the requirements of Section 162(m) of the Code.

The Committee does not have discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the agreement pursuant to which the Performance Award is granted provides for such discretion.

General Provisions

Acceleration of Awards

a.    Death or Disability. If a holder’s employment terminates, or a non-employee’s service on the Board or as an independent contractor terminates, by reason of death or disability, notwithstanding any contrary waiting period, installment period, vesting schedule or restriction period in the 2015 Plan or the agreement pursuant to which an Award was granted under the 2015 Plan, unless the applicable agreement provides otherwise: (i) each outstanding Option or SAR granted under the 2015 Plan shall immediately become exercisable in full; (ii) in the case of Restricted Stock, the Restricted Stock shall vest immediately, and any related cash amounts payable pursuant to the applicable agreement pursuant to which such Award was granted shall be adjusted in such manner as provided by such agreement; (iii) in the case of Restricted Stock Units, each Award of Restricted Stock Units and any unpaid Dividend Equivalents shall vest in full immediately; and (iv) Cash Awards and other Stock-Based Awards shall become vested in full immediately.

b.    Change in Control and Corporate Transactions. In the event of a Change in Control (as such term is defined in the 2015 Plan), the Committee may, but is not required to, accelerate, vest, or cause the restrictions to lapse with respect to all or a portion of outstanding Awards for fair value (as determined by the Committee in its sole discretion). In the event of a Corporate Transaction, the Committee may provide for the issuance of substitute Awards that will substantially preserve the applicable terms of the affected Awards, provide for a period of exercise prior to the Corporate Transaction or take such other action as the Committee deems appropriate. A Change in Control means the occurrence of any of the following events:

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i.	any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Exchange Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

ii.	a change in the composition of the Board since the date the Company’s stockholders approve the 2015 Plan (the “Shareholder Approval Date”), such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

iii.	a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

iv.	the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable agreement pursuant to which the Award is granted, or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

Termination of Employment

Any unvested Awards (and any Dividend Equivalents or retained distributions) shall immediately terminate and be forfeited upon the termination of a holder’s employment or a non-employee’s services on the Board or as an independent contractor to the Company or subsidiaries of the Company as the Company shall select, unless the agreement pursuant to which such Award was granted specifies otherwise.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2015 Plan transactions is based upon federal income tax laws in effect on the date of this Consent Solicitation. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

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Nonqualified Stock Options. The grant of a Non-Qualified Stock Option under the 2015 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an Incentive Stock Option under the 2015 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an Incentive Stock Option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an Incentive Stock Option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the Incentive Stock Option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an Incentive Stock Option —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted Stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving Restricted Stock Awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such Restricted Stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the Restricted Stock is issued.

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Other Awards. Other Stock-Based Awards (such as Restricted Stock Units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2015 Plan allow for the grant of Options and SARs that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

The following table shows the total number of awards expected to be made under the 2015 Plan to the identified individuals and groups, which awards are subject to the approval of the amendment to the 2015 Plan by our stockholders.

Name	Total Stock Options to purchase common stock of the company (1)
Andrew Heyward Chief Executive Officer and Chairman of the Board of Directors	1,500,000
Amy Moynihan Heyward President	1,500,000
Gregory Payne Corporate Secretary	220,000
Michael D. Handelman Chief Financial Officer	110,000
Non-Executive Employees Group	820,000
Directors Group	175,000
Total	4,325,000

(1)	All the stock options will be vested over a three-year period.

Other than grants listed above, the amounts of future awards under the 2015 Plan are not determinable and will be granted at the sole discretion of the Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2015 Plan or the amount or types of any such awards.

Existing Plan Benefits

The following is a list of the stock issued as of December 14, 2015 to our executive, directors, and employees since the initial approval of the 2015 Plan:

Name	Total Stock Options to purchase common stock of the company
Andrew Heyward Chief Executive Officer and Chairman of the Board of Directors	15,000
Amy Moynihan Heyward President and Director	15,000
Gregory Payne Corporate Secretary	60,008
Michael D. Handelman Chief Financial Officer	15,007
Non-Executive Employees Group	195,067
Directors Group	90,000
Total	390,082

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Equity Compensation Plan Information

The following table reflects, as of December 31, 2014, compensation plans pursuant to which the Company is authorized to issue options, warrants or other rights to purchase shares of its Common Stock, including the number of shares issuable under outstanding options, warrants and rights issued under the plans and the number of shares remaining available for issuance under the plans:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	350	$15.09	499,650
Equity compensation plans not approved by shareholders	–	–	–
Total	350	$15.09	499,650

(1)	On September 2, 2011, the majority shareholders of the Company adopted an amendment to the Company’s 2008 Stock Option Plan to increase the number of shares of Common Stock issuable under the plan from 160,000 to 500,000.

For these reasons, the Board of Directors has recommended adopting an amendment to our 2015 Plan to increase the number of shares authorized to be granted thereunder and the other changes described above. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote, is required for approval of the amendment to the 2015 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE 2015 INCENTIVE PLAN TO, among other things, increase the number of shares available for the grant of awards under the plan to 4,330,000. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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Proposal No. 2: APPROVAL TO ADJOURN THE SPECIAL MEETING
(Notice Item 2)

Our Board of Directors has determined that the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to amend our 2015 Plan, is advisable and in the best interests of the Corporation and its stockholders and has approved the adjournment of the special meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposals described herein.

The special meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to amend our Plan.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals intended for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and our bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2016 Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

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Appendix A

Genius Brands International, Inc.

2015 Incentive Plan

(As Submitted to the Board of Directors on March 25, 2015)

(Approved by Shareholders September 18, 2015)

(Amended by the Board of Directors on December 14, 2015)

ARTICLE	1. PURPOSE AND AMENDMENT OF PLAN

Section 1.1          Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (a) eligible employees of the Company and its Subsidiaries, (b) members of the Board of the Company and its Subsidiaries, and (c) independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ of (or otherwise provide services to) the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees and directors of the Company and its Subsidiaries, and (ii) inducing independent contractors to agree to provide services to the Company and its Subsidiaries.

Section 1.2          Adoption of Plan. The Plan was approved by the Company’s Board of Directors on March 25, 2015 and by the stockholders of the Company on September 18, 2015 (the “Shareholder Approval Date”). It replaces the Company’s 2008 Stock Option Plan (“2008 Plan”) with respect to grants made after the Shareholder Approval Date, and the Company will not make additional grants under the 2008 Plan after such date.

ARTICLE	2. DEFINITIONS

Section 2.1          Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted stock agreement, stock units agreement, cash award agreement or an agreement evidencing another type of Award, or more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

“Award” means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Cash Awards, or Other Stock-Based Awards.

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“Board” means the Board of Directors of the Company.

“Cash Award” means an Award made pursuant to Section 10.1 of the Plan.

“Change in Control” means the occurrence of any of the following events:

(a)             any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d 3 promulgated under the Exchange Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

(b) a change in the composition of the Board since the Shareholder Approval Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

(c) a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(d) the liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

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Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code, the Committee may, in its sole discretion, prescribe in an applicable Agreement or other written agreement approved by the Committee, an alternative definition of “Change in Control” that is intended to satisfy the requirements of Section 409A of the Code and, to the extent required by Section 409A of the Code, provides that a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the Compensation Committee (or another committee) of the Board (or a subcommittee of such committee) appointed pursuant to Section 3.1 to administer the Plan. The Committee shall consist solely of three or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also an “outside director” under Section 162(m) of the Code. In addition, each member of the Committee shall satisfy any independence or other corporate governance standards imposed by the Nasdaq Stock Market or other securities market on which the Common Stock shall be listed from time to time.

“Common Stock” means the Company’s common stock $.001 par value.

“Company” means Genius Brands International, Inc., a Nevada corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

“Effective Date” means September 18, 2015, the date on which the Plan originally becomes effective.

“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Fair Market Value” of a share of Common Stock on any day means if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange or market on which shares of Common Stock are listed on such day, or the Committee can, in its sole discretion, use averages or weighted averages either on a daily basis or such longer period as complies with Code Section 409A. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate so long as such determination complies with Code Section 409A.

“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.

“Holder” means a person who has received an Award under the Plan that has not been fully satisfied or terminated.

“Incentive Stock Option” means an Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and granted under Article 6.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option and granted under Article 6.

“Option” means a Nonqualified Stock Option or Incentive Stock Option, as applicable in that context.

“Performance Award” means an Award made pursuant to Article 11 of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned and shall be based on one or more of the performance measures set forth in Section 11.2.

“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

“Plan” means this Genius Brands International, Inc. 2015 Incentive Plan.

“Restricted Stock” means an Award made pursuant to Article 8.

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“Restricted Stock Units” means an Award made pursuant to Article 9 of the Plan to a Holder.

“Restriction Period” means a period of time beginning on the date of each Award of Restricted Stock or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

“Retained Distribution” has the meaning ascribed thereto in Section 8.2.

“SARs” means stock appreciation rights, awarded pursuant to Article 7, with respect to shares of Common Stock.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Securities Act section shall include any successor section.

“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Tandem SAR” has the meaning ascribed thereto in Section 7.1.

“Vesting Date,” with respect to any Restricted Stock or Restricted Stock Units awarded hereunder, means the date on which such Restricted Stock or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Stock pursuant to Article 8 or of Restricted Stock Units pursuant to Article 9. If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE	3. ADMINISTRATION

Section 3.1          Committee. The Plan shall be administered by the Committee. The Board or committee of the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

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Section 3.2          Powers. The Committee shall have full power and authority to grant Awards to eligible persons, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

Section 3.3          Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

ARTICLE	4. SHARES SUBJECT TO THE PLAN

Section 4.1          Number of Shares; Award Limits.

(a)             Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 4,330,000 shares; provided that no more than 450,000 shares shall be issued as Incentive Stock Options unless the shareholders approve the amendment to the Plan prior to December 1, 2016.

(b)             Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Stock or Restricted Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Stock or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, (i) in the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise; (ii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Holder to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iii) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

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(c)             No person may be granted in any calendar year Awards covering more than 2,000,000 shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No person shall be paid in cash pursuant to any Awards during any calendar year out in excess of $1,000,000 per calendar year.

(d)             Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock or other similar corporate event affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (a) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (b) the number and kind of shares of stock subject to outstanding Awards, and (c) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

Section 4.2          Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4.1.

ARTICLE	5. ELIGIBILITY

Section 5.1          General. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such persons who are employees (including officers) of, members of the Board or independent contractors providing services to the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, members of the Board or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

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ARTICLE	6. STOCK OPTIONS

Section 6.1          Grant of Options. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Options. The Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option ; provided, however, only a person who is a common-law employee of the Company or any Subsidiary of the Company on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. The determination made by the Committee pursuant to this Article 6 shall be specified in the applicable Agreement.

Section 6.2          Exercise Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of Common Stock subject to the Option as of the date the Option is granted. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 424 of the Code) (a “10% Owner”), the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

Section 6.3          Term of Options. Subject to the provisions of the Plan, the term of each Option shall not exceed ten (10) years from the date of grant and shall be for such period as the Committee shall determine as set forth in the applicable Agreement. In the case of an Incentive Stock Option, granted to a 10% Owner, the term of such Option shall not exceed five (5) years from the date the Incentive Stock Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

Section 6.4          Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000.

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Section 6.5          Manner of Exercise.

(a)             Form of Payment. An Option shall be exercised by notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 12.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) whole shares of Common Stock (whether by delivery or attestation), (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Nevada Corporation Code. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

(b)             Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c)             Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 12.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

Section 6.6          Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (b) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.2) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the cancelled option, (c) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 12.1(b), take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

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Section 6.7          Exercise Limits for Incentive Stock Options. Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment which was other than for death or disability (as defined in Section 22(e)(3) of the Code), shall expire and be forfeited at midnight ninety (90) days from the date of such termination and if termination of employment was on account of death or disability the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

ARTICLE	7. SARS

Section 7.1          Grant of SARs. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons SARs. SARs may be granted by the Committee to such eligible persons in such numbers, with respect to Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. The determination made by the Committee pursuant to this Article 7 shall be specified in the applicable Agreement.

Section 7.2          Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (b) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

Section 7.3          Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

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Section 7.4          Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR) or cash equivalent thereto, as determined by the Committee and provided in the applicable Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares.

Section 7.5          Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

Section 7.6          Exercise. For purposes of this Article 7, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

Section 7.7          Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding SAR granted under the Plan to provide a base price per share that is lower than the then-current base price per share of such outstanding SAR, (b) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.2) covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, (c) cancel in exchange for a cash payment any outstanding SAR with a base price per share above the then-current Fair Market Value, other than pursuant to Section 12.1 (b), take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.

ARTICLE	8. RESTRICTED STOCK

Section 8.1          Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Restricted Stock. The Committee shall designate those eligible persons to be granted Awards of Restricted Stock, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Stock, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Article 8 shall be specified in the Agreement.

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Section 8.2          Dividends. Unless otherwise provided in the applicable Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Retained Distributions”) shall be paid to the Holder only if and when such shares vest and become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Retained Distributions will be made no later than the end of the calendar year in which the dividends are paid to stockholders of Common Stock or, if later, the 15th day of the third month following the end of the year in which the Vesting Date occurred.

Section 8.3          Issuance of Restricted Stock. When shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

Section 8.4          Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a Holder of shares of Common Stock with respect to such Restricted Stock; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived and the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 8.3; (b) the Holder will not be entitled to dividends except as provided in Section 8.2, (c) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or his or her interest in any of them during the Restriction Period; and (d) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock will cause a forfeiture of such Restricted Stock with respect thereto.

Section 8.5          Cash Payments. In connection with any Award of Restricted Stock, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Stock after such Restricted Stock shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

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Section 8.6          Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, and (c) any cash amount to be received by the Holder with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Stock and Retained Distributions that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

ARTICLE	9. RESTRICTED STOCK UNITS

Section 9.1          Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Awards of Restricted Stock Units which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The terms of each Award need not be identical, and the Board need not treat Holders uniformly. The determinations made by the Committee pursuant to this Article 9 shall be specified in the applicable Agreement.

Section 9.2          Rules. The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Restricted Stock Units:

(a)             Any shares of Common Stock which are part of an Award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award.

(b)             Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

(c)             Awards of Restricted Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any, provided that any such deferrals shall comply with the requirements of Section 409A of the Code. Restricted Stock Units shall not constitute issued and outstanding shares of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until Awards have paid out in shares of Common Stock after the end of the Restriction Period.

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(d)             The Awards of Restricted Stock Units may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Agreement.

(e)             In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Unit was made subject at the time of grant.

ARTICLE	10. CASH AWARDS AND OTHER STOCK-BASED AWARDS

Section 10.1       Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award may be based upon the achievement of single or multiple performance objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 10.1 shall be specified in the applicable Agreement.

Section 10.2       Other Stock-Based Awards. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Holders (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine. Subject to the provisions of the Plan, the Board or the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. The determinations made by the Committee pursuant to this Section 10.2 shall be specified in the applicable Agreement.

ARTICLE	11. PERFORMANCE AWARDS

Section 11.1       Designation as a Performance Award. The Committee shall have the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a Performance Award.

Section 11.2       Performance Objectives.

(a)             The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following performance measures that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation, and amortization (EBITDA); economic value added; market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, adjusted operating income before depreciation and amortization, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

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(b)             The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (y) may vary by Holder and may be different for different Awards; and (z) may be particular to a Holder or the department, branch, line of business, subsidiary or other unit in which the Holder works and may cover such period as may be specified by the Committee. Awards that are not intended to qualify as qualified performance-based compensation pursuant to Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Section 11.3       Section 162(m) of the Code. Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Award shall be structured to satisfy the requirements of Section 162(m) of the Code which includes, without limitation, (a) the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period, (b) the Performance Objectives must be based on the performance measures set forth in Section 11.2, (c) the Performance Objectives must be objective, (d) the Committee shall have no discretion to increase any payment, but shall have negative discretion to decrease any payment, (e) the Award and payment of any Award under the Plan shall be contingent upon the attainment of the Performance Objectives that are applicable to such Award, and (f) the Committee shall certify in writing prior to payment of any such Award that such applicable Performance Objectives have been satisfied.

Section 11.4       Waiver of Performance Objectives. The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

ARTICLE	12. GENERAL PROVISIONS

Section 12.1       Acceleration of Awards.

(a)             Death or Disability. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Stock, the Restriction Period applicable to each such Award of Restricted Stock shall be deemed to have expired and all such Restricted Stock and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; (iii) in the case of Restricted Stock Units, each such Award of Restricted Stock Units and any unpaid Dividend Equivalents shall become vested in full; and (iv) in the case of Cash Awards and other Stock-Based Awards such Cash Awards and other Stock-Based Awards shall become vested in full.

(b)             Change in Control and Corporate Transactions. In the event of a Change in Control, the Committee may, but shall not be obligated to, accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award (which may vary by Award). In the event of a Corporate Transaction, the Committee may provide for any one or more of the following (which may vary by Award), (i) cancel Awards for fair value (as determined in the sole discretion of the Committee), (ii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, (iii) provide that for a period prior to the Corporate Transaction, Options and/or SARs shall be exercisable and that upon the occurrence of the Corporate Transaction, such Options and/or SARs shall terminate and be of no further force and effect, or (iv) take such other action with respect to Awards as the Committee shall determine to be appropriate in its discretion. No action pursuant to this Section 12.1(b) shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

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Section 12.2       Termination of Employment.

(a)             General. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, any unvested Awards (and any Dividend Equivalents and Retained Distributions) shall immediately terminate and be forfeited and of no further force and effect.

(b)             Leave of Absence. The Committee may determine whether any given leave of absence constitutes a termination of employment or cessation of service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

Section 12.3       Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

Section 12.4       Nonalienation of Benefits; Nontransferability of Awards. Except as set forth below, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits. Awards shall not be sold, assigned, transferred, pledged or encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Holder, shall be exercisable only by the Holder; provided, however, that the Board or the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Holder to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee and with respect to Incentive Stock Options such would not be contrary to Code Section 421 or 422; provided, further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Holder, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 12.4 shall be deemed to restrict a transfer to the Company.

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Section 12.5       Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Any such documentation may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 12.7 (b).

Section 12.6       Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

Section 12.7       Termination and Amendment.

(a)             General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

(b)             Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted, materially adversely affect the rights of such person with respect to such Award, except as otherwise permitted by Section 12.18. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder, or as otherwise permitted under Section 12.18, and subject to the terms and conditions of the Plan (including Section 12.7 (a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 12.7 (b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

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Section 12.8       Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted.

Section 12.9       Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

If provided for in an Agreement or approved by the Committee in its sole discretion, a Holder may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Section 12.10    Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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Section 12.11    Treatment with Respect to Other Benefit Programs. By acceptance of an Award, unless otherwise provided in the applicable Agreement or required by law, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

Section 12.12    Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article 8 with respect to Awards of Restricted Stock and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

Section 12.13    Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada.

Section 12.14    Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 12.9.

Section 12.15    Legends. Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

Section 12.16    Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

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Section 12.17    Interpretation. The words “include,” “includes,” “included” and “including” to the extent used in the Plan shall be deemed in each case to be followed by the words “without limitation.”

Section 12.18    Compliance with Section 409A of the Code. Except as provided in individual Agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Holder pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Holder is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Holder (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of separation from service and the New Payment Date shall be paid to the Holder in a lump sum on such New Payment Date, without interest, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Holder or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

Section 12.19    Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (a) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction which is not the subject of such supplement.

Section 12.20    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

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Section 12.21    Recoupment. All Awards and any and all payments made or required to be made or stock received or required to be issued hereunder and pursuant to any this Plan or any Agreement shall be subject to repayment to the Company by the Holder (and the successors, assigns, heirs, estate and personal representative of the Holder) pursuant to the terms of any clawback, recoupment or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated or superseded the “Recoupment Policy”). As additional consideration for any Award granted to a Holder and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Agreement to any Holder, each Holder agrees that he/she is bound by and subject to the Recoupment Policy as in effect at any time and from time to time (whether before, at or after the granting or payment of any award).

Section 12.22    Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Company mailed first class, postage prepaid at the principal business address of the Company to the attention of the Secretary of the Company; or (b) if to any Holder then delivered personally, mailed first class, postage prepaid at the last address of the Holder known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

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Appendix B

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(1)	To approve a proposed amendment to the Genius Brands International, Inc. 2015 Incentive Plan to, among other things, increase the number of shares available for the grant of awards to 4,330,000 shares;

❑ VOTE FOR	❑ VOTE AGAINST	❑ABSTAIN

(2)	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

❑ VOTE FOR	❑ VOTE AGAINST	❑ABSTAIN

Date	Signature	Signature, if held jointly

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GENIUS BRANDS INTERNATIONAL, INC.

Special Meeting of Stockholders

February 3, 2016

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders
To Be Held on February 3, 2016

The Proxy Statement is available at
http://geniusbrandsinternationalinc.investorroom.com

GENIUS BRANDS INTERNATIONAL, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Genius Brands International, Inc., a Nevada corporation (the “Company”), revoking all prior proxies, hereby appoints Andrew Heyward and Gregory Payne, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Common Stock, par value $0.001 per share (the “Common Stock”), and/or shares of 0% Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the “Company, which the undersigned will be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on February 3, 2016, at 10:00 a.m. ET at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Chrysler Center, 666 Third Avenue, New York, NY 10017, and at any adjournment or postponement thereof, upon matters set forth in the Proxy Statement dated December 17, 2015, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to 1,000 votes. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE AMENDMENT TO THE 2015 INCENTIVE PLAN, AND FOR THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSAL MENTIONED ABOVE AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Special Meeting of Stockholders on February 3, 2016 at 10:00 a.m. (ET). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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